Exhibit 10.5

SECOND AMENDMENT AND ASSIGNMENT TO CONVERTIBLE PROMISSORY NOTE

THIS SECOND AMENDMENT AND ASSIGNMENT TO CONVERTIBLE PROMISSORY NOTE (the "Second Amendment") is made effective as of March 14, 2023, by and between Odyssey Group International, Inc. (dba Odyssey Health, Inc.) (the “Borrower”), and Tysadco Partners, LLC (together with its successors and permitted assigns, the “Lender”). The Borrower and Lender are sometimes referred to herein as the “Parties.”

RECITALS

WHEREAS, Borrower issued to Lender a Promissory Note, dated August 29, 2021, and amended on March 31, 2022, with a principal amount of $275,000 (the “Note”).

WHEREAS, a copy of the Note and Amendment 1 is attached hereto as EXHIBIT A and incorporated herein by reference.

WHEREAS, Lender wishes to assign the note and all related consideration to another party, ClearThink Capital Partners LLC.

WHEREAS, the Parties now wish to formally amend and modify the Note, by this Second Amendment, which the Parties intend to properly amend the underlying Note so that it supersedes and replaces all prior and contemporaneous agreements and understandings, oral and written, with regard to such provisions amended by this Second Amendment.

WHEREAS, the Parties intend for the amendments made in this Second Amendment to be effective as of the date of this Second Amendment; and

WHEREAS, as a result of negotiations by and between Borrower and Lender, the Parties have proposed a resolution that they deem to be fair and equitable.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the terms, covenants and conditions contained herein, and other good and valuable consideration, the Parties agree and affirm:

1.	Recitals. The foregoing recitals are true and correct in all material respects and are hereby incorporated herein as a material part of this Second Amendment.

2.	Maturity Date. The Parties agree to an extension of the Maturity Date of the Note to December 31, 2023.

3.	Conversion Price. Section 3 of the Note is now hereby amended to convertible at a price of $0.20 per share.

4.	Conversion. Upon execution of this Second Amendment and Assignment, the Lender agrees to convert $100,000 of the Note into common shares.

5.	Conversion Moratorium. Upon execution of this Second Amendment and Assignment, the Parties agree this section shall be null, void and of no effect.

6.	Full Force and Effect of Other Terms. The Parties hereby confirm that all other terms and conditions of the Note are in full force and effect and are un-amended except as expressly provided in this First Amendment.

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7.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

8.	Facsimile Signatures. Either or all parties may execute this Amendment by facsimile signature, and any such facsimile signature shall be deemed an original signature and Escrow Agent is hereby authorized and instructed to rely thereon.

9.	Effect of Amendment. In the event of any inconsistencies between this Amendment and the Agreement, the terms of this Amendment shall govern. Except as provided for herein, all other terms and conditions of the Agreement shall remain unchanged and the parties hereto reaffirm the terms and conditions of such Agreement. This Amendment may only be varied by a document, in writing, of even or subsequent date hereof, executed by the parties hereto.

All other terms and conditions to remain the same.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

HOLDER:	COMPANY:

Tysadco Partners, LLC	Odyssey Group International, Inc.

By: /s/Stephen Hart	By: /s/J. Michael Redmond
Its: _____________________	Its: President
Date: 3-14-2023	Date: 3-14-2023

ASSIGNED HOLDER:

ClearThink Capital Partners, LLC

By: /s/Jeffrey S. Hart

Its: __________________________

Date: 3-14-23

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